Exhibit 10.2
AMENDMENT NO. 4 TO FIFTH AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
          This Amendment No. 4 to Fifth Amended and Restated Receivables Purchase Agreement (this “Amendment”) is entered into as of April 4, 2008, among Dairy Group Receivables, L.P., a Delaware limited partnership (“Dairy Group”), Dairy Group Receivables II, L.P., a Delaware limited partnership (“Dairy Group II”), WhiteWave Receivables, L.P., a Delaware limited partnership (“WhiteWave” and, together with Dairy Group and Dairy Group II, the “Sellers” and each, a “Seller”), each of the parties listed on the signature pages hereof as a Servicer (each, a “Servicer” and collectively, the “Servicers”), each of the parties listed on the signature pages hereof as a Financial Institution (each, a “Financial Institution” and collectively, the “Financial Institutions”), each of the parties listed on the signature pages hereof as a Company (each, a “Company” and collectively, the “Companies”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the “Agent”), and Dean Foods Company, as Provider (“Provider”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Fifth Amended and Restated Receivables Purchase Agreement, dated as of April 2, 2007, among the Sellers, the Servicers party thereto, the Financial Institutions, the Companies and the Agent as amended to the date hereof (the “Receivables Purchase Agreement”).
RECITALS:
          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          Section 1 Definitions. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Receivables Purchase Agreement, as amended hereby.
          Section 2. Amendment to Receivables Purchase Agreement. Subject to the terms and conditions herein and immediately upon the satisfaction of each of the conditions precedent set forth in Section 3 of this Amendment, the Receivables Purchase Agreement is hereby amended as follows:
          (a) Section 1.5(f) of the Receivables Purchase agreement is hereby amended and restated in its entirety to read as set forth immediately below:
          “Nonrenewing Financial Institutions; Decreases. Notwithstanding anything to the contrary set forth in Section 1.3 or Section 1.5(b) or 1.5(c) hereof, in accordance with the

Amendment no. 4 to fifth amended and restated
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provisions of Section 1.5(a), the Administrative Seller may, with the prior written consent of all Financial Institutions other than the Nonrenewing Financial Institution, either (i) with the prior written consent of all Financial Institutions other than the Nonrenewing Financial Institution or (ii) without such consent if the Facility Limit hereunder (being reduced for this purpose by the Commitment of the Nonrenewing Financial Institution and after giving effect any increased amount of Commitment or replacement or substitute financial institutions becoming a party hereto) would remain at or above $600 million provide the Agent with an irrevocable prior written notice in conformity with the Required Notice Period (a “Nonrenewing Financial Institution Reduction Notice”) to reduce in its entirety all of the Capital of a Nonrenewing Financial Institution on or prior to the Scheduled Liquidity Termination Date, and the Agent shall promptly notify each Purchaser of such Nonrenewing Financial Institution Reduction Notice after the Agent’s receipt thereof. Such Nonrenewing Financial Institution Reduction Notice shall designate (i) the date (the “Nonrenewing Financial Institution Termination Date”) upon which any such reduction of such Capital and termination of such Commitment shall occur (which date shall give effect to the applicable Required Notice Period and shall be on or prior to the Scheduled Liquidity Termination Date) and (ii) the total amount of such Capital to be reduced in its entirety, which shall be applied to the Purchaser Interests of the Nonrenewing Financial Institution and its related Company in accordance with the amount of Capital (if any) owing to such Nonrenewing Financial Institution, on the one hand, and the amount of Capital (if any) owing to such Company, on the other hand (the “Nonrenewing Financial Institution Reduction”). On and after the Nonrenewing Financial Institution Termination Date (after giving effect to the payment to reduce in its entirety its Capital), the Nonrenewing Financial Institution and its related Company shall no longer purchase or hold any Purchaser Interests or have any Commitment hereunder, and such Nonrenewing Financial Institution and its related Company shall duly execute a termination agreement in form and substance requested by the Agent to effect the foregoing. Only one (1) Nonrenewing Financial Institution Reduction Notice shall be outstanding at any time. Concurrently with any reduction of Capital pursuant to this Section 1.5(f), the Sellers shall pay to the applicable Purchaser all Broken Funding Costs arising as a result of such reduction.”
          (b) Section 2.2 of the Receivables Purchase agreement is hereby amended and restated in its entirety to read as set forth immediately below (solely for purposes of convenience, modified language is italicized):
          “Prior to the Amortization Date, any Collections and/or Deemed Collections received by each Servicer shall be set aside and held in trust by such Servicer for the benefit of the Agent and the Purchasers for the payment of any accrued and unpaid Aggregate Unpaids or for a Reinvestment as provided in this Section 2.2 or for payment to a Nonrenewing Financial Institution as provided in Section 1.5(f) hereof. If at any time any Collections and/or Deemed Collections are received by any Servicer prior to the Amortization Date, each Seller hereby requests and the Purchasers hereby agree to make, simultaneously with such receipt, a reinvestment (each a “Reinvestment”) with that portion of the balance of each and every Collection and Deemed Collection received by any Servicer that is part of any Purchaser Interest, such that after giving effect to such Reinvestment, the amount of Capital of such Purchaser Interest immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Capital immediately prior to such receipt (but giving effect to any ratable reduction thereof pursuant to application of an Aggregate Reduction). On each Settlement Date prior to the occurrence of the Amortization Date, the Servicers shall remit to the Agent’s or applicable Purchaser’s account the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment and apply such amounts (if not previously paid in accordance with Section 2.1) to reduce unpaid CP Costs, Yield and other Obligations. If such Capital, CP Costs, Yield and other Obligations shall be reduced to zero, any additional Collections received by any Servicer (i) if

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applicable, shall be remitted to the Agent’s or applicable Purchaser’s account to the extent required to fund any Aggregate Reduction on such Settlement Date and (ii) any balance remaining thereafter shall be remitted from such Servicer to the Sellers on such Settlement Date. Such Servicer shall use its reasonable best efforts to remit all deposit amounts in the Agent’s or applicable Purchaser’s account no later than 12:00 noon (Chicago time) on such Settlement Date. Any such amounts not received by Agent or the applicable Purchaser by 1:00 pm (Chicago time) shall be deemed to be received on the next succeeding Business Day.
          (c) The definition of “Liquidity Termination Date” as set forth on Exhibit I of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth immediately below:
          ““Liquidity Termination Date” means March 30, 2009 (as may be extended for an additional period of time up to 364 days from time to time in accordance with Section 1.5 hereof) provided, however, that the “Liquidity Termination Date” for Wachovia shall mean May 30, 2008.”
          Section 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:
          (a) Documentation. The Agent shall have received each of the documents listed immediately below, each in form and substance satisfactory to the Agent.
               (i) Executed copies of this Amendment;
               (iii) Executed copies of Amendment No. 7 to Dean Receivables Sale Agreement, dated as of the date hereof.
          (b) Representations and Warranties. (i) As of the date hereof, both before and after giving effect to this Amendment all of the representations and warranties contained in this Amendment, the Receivables Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).
          (c) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing which has not been expressly waived by this Amendment (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

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receivables purchase agreement
          Section 8. Miscellaneous.
               (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Companies, the Financial Institutions or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Receivables Purchase Agreement” or to the “Purchase Agreement” or to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement, as amended and modified hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, waived or modified, are hereby ratified and confirmed and shall remain in full force and effect.
               (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
               (c) Costs, Fees and Expenses. Each Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.
               (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
               (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
               (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

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(Signature Pages Follow)

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

DAIRY GROUP RECEIVABLES, L.P., as a Seller

By:	Dairy Group Receivables GP, LLC,
Its:	General Partner

DAIRY GROUP II RECEIVABLES II, L.P., as a Seller

By:	Dairy Group Receivables GP II, LLC.
Its:	General Partner

WHITEWAVE RECEIVABLES, L.P., as a Seller

By:	WhiteWave Receivables GP, LLC,
Its:	General Partner

By:	/s/ Tim Smith

Name:	Tim Smith
Title:	President and Treasurer

Amendment no. 4 to fifth amended and restated
receivables purchase agreement

JS SILOED TRUST, as a Company

By: JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), Its: Attorney-In-Fact

By:	/s/ Ronald J. Atkins

Name:	Ronald J. Atkins
Title:	Executive Director

JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as a Financial Institution and as Agent

By:	/s/ Ronald J. Atkins

Name:	Ronald J. Atkins
Title:	Executive Director

Amendment no. 4 to fifth amended and restated
receivables purchase agreement

ATLANTIC ASSET SECURITIZATION LLC (formerly Atlantic Asset Securitization Corp.), as a Company

By:	Calyon New York Branch (successor to Credit Lyonnais New York Branch)
Its:	Attorney-In-Fact

By:	/s/ Konstantina Kourmpetis

Name:	Konstantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer

Name:	Sam Pilcer
Title:	Managing Director

CALYON NEW YORK BRANCH (successor to Credit Lyonnais New York Branch), as a Financial Institution

By:	/s/ Konstantina Kourmpetis

Name:	Konstantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer

Name:	Sam Pilcer
Title:	Managing Director

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receivables purchase agreement

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Company

By:	/s/ David V. DeAngelis

Name:	David V. DeAngelis
Title:	Vice President

COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A. “Rabobank International”, New York Branch, as a Financial Institution

By:	/s/ Christopher Lew

Name:	Christopher Lew
Title:	Vice President

By:	/s/ Wendi Hu

Name:	Wendi Hu
Title:	Executive Director

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VARIABLE FUNDING CAPITAL COMPANY LLC, as a Company

By:	Wachovia Capital Markets, LLC
Its:	Attorney-In-Fact

By:	/s/ Douglas R. Wilson, Sr.

Name:	Douglas R. Wilson, Sr.
Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Financial Institution

By:	/s/ Michael J. Landry

Name:	Michael J. Landry
Title:	Vice President

Amendment no. 4 to fifth amended and restated
receivables purchase agreement

DEAN FOODS COMPANY, as Provider
By:	/s/ Tim Smith
Name:	Tim Smith
Title:	Vice President and Treasurer

31 LOGISTICS, LLC, as a Servicer
ALTA-DENA CERTIFIED DAIRY, LLC, as a Servicer
BARBER ICE CREAM, LLC, as a Servicer
BARBER MILK, LLC, as a Servicer
BERKELEY FARMS, LLC, as a Servicer
BROUGHTON FOODS, LLC, as a Servicer
COUNTRY DELITE FARMS, LLC, as a Servicer
COUNTRY FRESH, LLC, as a Servicer
CREAMLAND DAIRIES, LLC, as a Servicer
DAIRY FRESH, LLC, as a Servicer
DEAN DAIRY PRODUCTS COMPANY, LLC, as a Servicer
DEAN EAST II, LLC, as a Servicer
DEAN EAST, LLC, as a Servicer
DEAN FOODS COMPANY OF CALIFORNIA, LLC, as a Servicer
DEAN FOODS COMPANY OF INDIANA, LLC, as a Servicer
DEAN FOODS NORTH CENTRAL, LLC, as a Servicer
DEAN ILLINOIS DAIRIES, LLC, as a Servicer
DEAN MILK COMPANY, LLC, as a Servicer
DEAN SOCAL, LLC, as a Servicer
DEAN WEST II, LLC, as a Servicer
DEAN WEST, LLC, as a Servicer
FAIRMONT DAIRY, LLC, as a Servicer
FRIENDSHIP DAIRIES, LLC, as a Servicer
GANDY’S DAIRIES, LLC, as a Servicer
GARELICK FARMS, LLC (f/k/a SUIZA GTL, LLC), as a Servicer
KOHLER MIX SPECIALTIES OF MINNESOTA, LLC, as a Servicer
KOHLER MIX SPECIALTIES, LLC, as a Servicer

By:	/s/ Tim Smith
Name:	Tim Smith
Title:	Vice President and Treasurer

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receivables purchase agreement

LAND-O-SUN DAIRIES, LLC, as a Servicer
LIBERTY DAIRY COMPANY, as a Servicer
LOUIS TRAUTH DAIRY, LLC, as a Servicer
MAYFIELD DAIRY FARMS, LLC, as a Servicer
MCARTHUR DAIRY, LLC, as a Servicer
MEADOW BROOK DAIRY COMPANY, as a Servicer
MIDWEST ICE CREAM COMPANY, LLC, as a Servicer
MODEL DAIRY, LLC, as a Servicer
MORNINGSTAR FOODS, LLC, as a Servicer
NEW ENGLAND DAIRIES, LLC, as a Servicer
PET O’FALLON, LLC, as a Servicer
PURITY DAIRIES, LLC, as a Servicer
REITER DAIRY, LLC, as a Servicer
ROBINSON DAIRY, LLC, as a Servicer
SCHENKEL’S ALL-STAR DAIRY, LLC, as a Servicer
SHENANDOAH’S PRIDE, LLC, as a Servicer
SOUTHERN FOODS GROUP, LLC, as a Servicer
SULPHUR SPRINGS CULTURED SPECIALTIES, LLC, as a Servicer
SWISS II, LLC, as a Servicer
SWISS PREMIUM DAIRY, LLC, as a Servicer
T.G. LEE FOODS, LLC, as a Servicer
TERRACE DAIRY, LLC, as a Servicer
TUSCAN/LEHIGH DAIRIES, INC., as a Servicer
VERIFINE DAIRY PRODUCTS CORPORATION OF SHEBOYGAN, LLC, as a Servicer
WHITEWAVE FOODS COMPANY, as a Servicer

By:	/s/ Tim Smith
Name:	Tim Smith
Title:	Vice President and Treasurer